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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 5, 2001


                                  ANICOM, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                      0-25364                   36-3885212
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

6133 North River Road, Suite 1000, Rosemont, Illinois               60018
      (Address of principal executive offices)                    (Zip Code)


                                 (847) 518-8700

              (Registrant's telephone number, including area code)
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Item 3. Bankruptcy or Receivership.

     On January 5, 2001, Anicom, Inc. and TW Communications Corp. (collectively, the "Debtors") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Northern District of Illinois Eastern Division. Pursuant to the Bankruptcy Code, the Debtors continue to operate their businesses and manage their assets as debtors in possession.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     None.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Anicom, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ANICOM, INC.

January 18, 2001                           By:  /s/ Gregory E. Fix
                                              --------------------------------

                                                Gregory E. Fix
                                                Executive Vice President and
                                                General Counsel